Exhibit 32
CERTIFICATION
The undersigned certify pursuant to 18 U.S.C. § 1350, that:
(1) The accompanying Quarterly Report on Form 10-QSB for the period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2006	/s/ Mark N. Schwartz

Chief Executive Officer

Date: February 13, 2006	/s/ James S. Murphy

Chief Financial Officer

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